UNITED STATES
SECURITITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2006

BH/RE, L.L.C.

(Exact name of registrant as specified in its charter)

Nevada	000-50689	84-1622334
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3667 Las Vegas Blvd. South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 785-5555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend.” Such statements may include, without limitation, statements regarding the loan agreement and the related transactions described herein. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, without limitation, those associated with delays in obtaining, or adverse conditions contained in, the gaming authorities’ regulatory approvals; failure to consummate or delays in consummating any the proposed transactions for other reasons; changes in laws or regulations; and other similar factors. We cannot guarantee that any of such forward-looking statements will be realized.

Further information on potential factors that could affect our business is contained in our reports on file with the Securities and Exchange Commission, including those under the caption “Risk Factors” in our recently filed quarterly report on Form 10-Q for the quarter ended September 30, 2006 and our Annual Report on Form 10-K for the year ended December 31, 2005.  Our forward-looking statements are based on information available to us today, and we undertake no obligation (and expressly disclaim any such obligation to) to update these statements.

Our Corporate Structure

References in this filing to “BH/RE, L.L.C.,” the “Company,” “we,” “us” and “our” refer to BH/RE L.L.C. and its subsidiaries.  We are a holding company that owns 85% of EquityCo, L.L.C. (“EquityCo”). The remaining 15% of EquityCo is owned indirectly by Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”). MezzCo, L.L.C. (“MezzCo”) is a wholly-owned subsidiary of EquityCo and each of OpBiz, LLC (“OpBiz”) and PH Mezz II LLC (“PH Mezz II”) is a wholly owned subsidiary of MezzCo. PH Mezz I LLC (“PH Mezz I”), is a wholly owned subsidiary of PH Mezz II. PH Fee Owner LLC (“PH Fee Owner”) is a wholly owned subsidiary of PH Mezz I.  TSP Owner LLC (“TSP Owner”) is a wholly owned subsidiary of PH Fee Owner. PH Mezz II, PH Mezz I, PH Fee Owner and TSP Owner are newly formed Delaware limited liability companies structured as bankruptcy remote special purpose entities which, together with OpBiz, own and operate the Aladdin Resort and Casino which is currently being transformed into the Planet Hollywood Resort and Casino (the “PH Resort”).  OpBiz is the licensed owner and operator of the gaming assets and leases the casino space and hotel space together with all hotel assets from PH Fee Owner.  TSP Owner is the owner of the parcel of land  (the “Timeshare Parcel”) that is currently subject to the Timeshare Purchase Agreement between OpBiz and Westgate Resorts, LLC (“Westgate”) whereby Westgate plans to develop, market, manage and sell timeshare units on the land adjacent to the PH Resort.

Item 1.01  Entry Into a Material Definitive Agreement

On November 30, 2006, OpBiz and PH Fee Owner (collectively the “Borrower”) entered into a Loan Agreement  (the “Loan Agreement”) with Column Financial, Inc. in the principal amount of up to $820 million (the “Loan”). The Loan Agreement provides for an initial disbursement in the amount of $760 million and a future funding (the “Future Funding”) in the amount of up to $60 million. The Loan is secured by a deed of trust on the PH Resort, a deed of trust on the Timeshare Parcel, and a pledge, subject to approval by the Nevada gaming authorities by MezzCo of its membership interest in OpBiz (as described below).

The term of the Loan is twenty four months with three one year extension options subject to payment of a fee and the Borrower’s compliance with the terms of an extension outlined in the Loan.  Interest on the Loan is payable monthly and accrues at a rate of LIBOR plus 3.25% with a .25% ticking fee on available but un-advanced Future Funding. The Loan does not require amortization during the initial term or, provided certain EBITDA thresholds are met, during the extension periods. The Loan requires that the Borrower establish and maintain certain reserves including a reserve for completion of the renovation project as currently budgeted, a reserve for projected interest shortfalls, a reserve for payment of property taxes and insurance and a reserve for on-going furniture, fixture and equipment purchases or property improvements. The Loan requires that the Borrower maintain an interest reserve and restricts the

Borrower’s ability to spend excess cash flow until certain debt service coverage ratios are met.  OpBiz and PH Fee Owner issued a Promissory Note in favor of Column Financial, Inc., dated November 30, 2006, evidencing the Loan.

In connection with the Loan Agreement, PH Fee Owner and OpBiz issued a Deed of Trust, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated November 30, 2006, to the Trustee named therein for the benefit of Column Financial, Inc., pursuant to which PH Fee Owner and OpBiz granted a security interest in the PH Resort to Column Financial as security for the Loan.  In addition, TSP Owner issued a Deed of Trust, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated November 30, 2006, to the Trustee named therein for the benefit of Column Financial, Inc., pursuant to which TSP Owner granted a security interest in the Timeshare Parcel to Column Financial as security for the Loan.

Additionally, OpBiz and PH Fee Owner made an Assignment of Leases and Rents in favor of Column Financial, Inc., dated November 30, 2006, pursuant to which OpBiz and PH Fee Owner granted Column Financial, Inc. a security interest in the leases and rents of the PH Resort as security for the Loan.  OpBiz and PH Fee Owner made an Assignment of Contracts, Operating Permits and Construction Permits, dated November 30, 2006, in favor of Column Financial, Inc., pursuant to which OpBiz and PH Fee Owner collaterally assigned all contracts to which they are party and all operating and construction permits held by them to Column Financial, Inc. as security for the Loan.

Also, OpBiz and PH Fee Owner entered into an Environmental Indemnity Agreement, dated November 30, 2006, in favor of Column Financial, Inc., pursuant to which OpBiz and PH Fee Owner indemnify Column Financial, Inc. against liabilities arising under environmental laws.  TSP Owner, PH Fee Owner and OpBiz entered into a Collateral Assignment of Timeshare Project Proceeds, dated November 30, 2006, pursuant to which TSP Owner, PH Fee Owner and OpBiz collaterally assigned their rights in and to proceeds from sale or development of the Timeshare Parcel to Column Financial, Inc. as security for the Loan.

OpBiz and PH Fee Owner entered into a Collateral Assignment of Interest Rate Cap Agreement, dated November 30, 2006, in favor of Column Financial, Inc., pursuant to which OpBiz and PH Fee Owner collaterally assigned payments made under an interest rate hedging arrangement to Column Financial, Inc. as security for the Loan.

MezzCo entered into a Pledge and Security Agreement, dated November 30, 2006, in favor of Column Financial, Inc., pursuant to which MezzCo pledged all of the equity owned by it in OpBiz to Column Financial, Inc. as security for the Loan.  PH Fee Owner  entered into a Pledge and Security Agreement, dated November 30, 2006, in favor of Column Financial, Inc., pursuant to which PH Fee Owner pledged all of the equity owned by it in TSP Owner to Column Financial, Inc. as security for the Loan.

On November 30, 2006, OpBiz entered into a Security Agreement with respect to certain copyrights, pursuant to which OpBiz granted Column Financial, Inc. a security interest in all copyrights owned by it as security for the Loan.  Additionally, OpBiz entered into a Security Agreement, dated November 30, 2006, with respect to certain trademarks, pursuant to which OpBiz granted Column Financial, Inc. a security interest in all trademarks owned by it as security for the Loan.

In connection with the Loan Agreement, Planet Hollywood International, Inc. and Planet Hollywood (Region IV), Inc. (collectively, “PHII”), Planet Hollywood Memorabilia, Inc. (“PHM”) and OpBiz, entered into an Amendment to Amended and Restated Planet Hollywood Resort and Casino License Agreement, dated as of November 30, 2006, pursuant to which certain terms of the Amended and Restated Planet Hollywood Resort and Casino License Agreement, dated as of August 9, 2004, were amended to reflect a new corporate structure and the Loan.

Also, OpBiz, PH Fee Owner and Column Financial, Inc. entered into an Operations and Maintenance Agreement, dated November 30, 2006, pursuant to which OpBiz and PH Fee Owner agreed to undertake remediation of certain asbestos-containing portions of the PH Resort.

In connection with the Loan Agreement, we have, using the proceeds from the Loan, repaid in full all amounts outstanding under the Amended and Restated Loan and Facilities Agreement (the “Credit

Agreement”), dated August 31, 2004, among OpBiz, the lenders named therein (the “Lenders”) and The Bank of New York, Asset Solution Division (the “Senior Agent”).  Pursuant to the terms of the Credit Agreement, upon repayment of all amounts due, the warrant to purchase 2.5% of the equity in EquityCo issued to the Lenders at the closing of the Credit Agreement became exercisable.

In addition, in connection with the Loan Agreement, we effected a refinancing of the Securities Purchase Agreement, dated August 9, 2004 (the “Securities Purchase Agreement”), among MezzCo and the investors named therein (the “Investors”), pursuant to which MezzCo issued to the Investors (i) 16% senior subordinated secured notes (the “Notes”) in the original aggregate principal amount of $87 million, and (ii) warrants (the “Warrants”) for the purchase (subject to certain adjustments as provided for therein) of membership interests of MezzCo, representing 17.5% of its fully diluted equity. Loan proceeds were used to redeem in full the Notes.

In connection with the refinancing of the Securities Purchase Agreement and redemption of the Notes, MezzCo, OpBiz, EquityCo, Post Advisory Group, L.L.C. (the “Collateral Agent), and the Investors (collectively, the “Restructuring Parties”), entered into a Restructuring Agreement, dated November 30, 2006 (the “Restructuring Agreement”), pursuant to which the Restructuring Parties terminated in full the Securities Purchase Agreement, the Subordination Agreement, dated as of August 31, 2004, among MezzCo, OpBiz, the Senior Agent and the Investors, the Pledge Agreement, dated August 9, 2006, among MezzCo and the Collateral Agent, and the Guaranty, dated August 9, 2004, made by OpBiz to the Investors, and amended certain other existing agreements, as described below.

In accordance with the terms of the Restructuring Agreement, the Investors and EquityCo, MezzCo and OpBiz entered into a Release, Consent and Waiver Agreement, pursuant to which the Investors (i) released OpBiz from its guaranteed obligations, under that certain Guaranty Agreement, dated as of August 9, 2004 and executed by OpBiz in favor of the Investors and the collateral agent; (ii)  released MezzCo from its pledge of the collateral, under that certain Pledge Agreement, dated as of August 9, 2004, and executed by MezzCo in favor of the collateral Agent, the Investors released their security interest, as defined in that certain Security Agreement, as amended by that certain Amendment to Security Agreement, in each case dated as of August 9, 2004 and executed by the Company in favor of the collateral agent; (iii) released and terminated the Deed of Trust, dated as of August 9, 2004 and executed by MezzCo in favor of the Trustee (as defined therein) for the benefit of the collateral agent; (iv) released and terminated the Investors’ security interest in the securities account, provided for that certain Securities Account Control Agreement, dated as of August 9, 2004 and executed by the Company, the Collateral Agent and Wells Fargo Bank, N.A.

Additionally, MezzCo, EquityCo, and the Investors entered into an Amended and Restated Investor Rights Agreement, dated November 30, 2006 (the “A&R Investor Rights Agreement”), to amend and restate the original Investor Rights Agreements among the parties thereto, dated August 9, 2004.

Pursuant to the Restructuring Agreement, the Restructuring Parties agreed to amend the Warrants by issuing Amended and Restated Warrants to Purchase Membership Interests of MezzCo (the “A&R Warrants”) to the Investors upon approval by the Nevada gaming authorities. The A&R Warrants will be exercisable at any time, subject to the approval of the Nevada gaming authorities, at a purchase price of $0.01 per unit. Subject to the approval of the Nevada gaming authorities, the warrants may be exercised to purchase either voting or non-voting membership interests of MezzCo or a combination thereof through the expiration date of December 9, 2012. In addition to customary anti-dilution protections, the number of units representing MezzCo membership interests issuable upon exercise of the A&R Warrants may be increased from time to time upon the occurrence of certain events as described in the A&R Warrants. Holders of the A&R Warrants  and any securities issued upon exercise thereof may require MezzCo to redeem such securities commencing on December 9, 2011 at a redemption price based upon a formula set forth in the A&R Warrants. These rights expire upon completion of a public offering by MezzCo or OpBiz.

In connection with the Restructuring Agreement, EquityCo entered into a Guaranty Agreement, dated November 30, 2006 (the “Guaranty Agreement”), in favor of the Investors and the Collateral Agent, pursuant to which EquityCo has guaranteed the obligation of MezzCo to pay the redemption price under the A&R Warrants prior to expiration and any indebtedness arising under the Put Note (as defined in the A&R Warrants).

EquityCo and the Collateral Agent also entered into a Pledge Agreement, dated November 30, 2006 (the “Pledge Agreement”), pursuant to which EquityCo has, subject to approval of the Nevada gaming authorities, pledged and granted a first priority security interest to the Collateral Agent for the ratable benefit of the Investors in the membership interests of EquityCo in MezzCo. The Pledge Agreement, once approved, will secure the full payment of the Put Right (as defined in the A&R Warrants), including any obligations under the Put Note.

OpBiz, Planet Hollywood International, Inc., Planet Hollywood Memorabilia, Inc., and the Investors entered into an Amended and Restated License Subordination Agreement, dated November 30, 2006, which provides for the subordination of all Licensing Obligations (as defined in the License Subordination Agreement, dated as of August 9, 2004) to the Guaranteed Obligations (as defined in the Guaranty Agreement).

On November 30, 2006, we entered into an Indemnification Agreement with the Investors, pursuant to which we agreed to indemnify the Investors for any losses caused by (i) lack of gaming approvals for the issuance of the A&R Warrants, (ii) lack of gaming approval for the granting of a lien by EquityCo in the equity interests in MezzCo, as described in the Pledge Agreement, and (iii) the inability of the Investors to exercise the A&R Warrants until July 1, 2007.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Transaction

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BH/RE, L.L.C.
December 6, 2006	By:	/s/ Donna Lehman
Donna Lehman Chief Financial Officer